EXHIBIT 4.1


--------------------------------------------------------------------------------

                          CARMAX AUTO RECEIVABLES LLC,
                                  as Depositor,

                                       and

                           FIRST UNION TRUST COMPANY,
                              NATIONAL ASSOCIATION,
                                as Owner Trustee


                         ------------------------------


                                 TRUST AGREEMENT
                        Dated as of September [__], 1999


                         ------------------------------

                               TABLE OF CONTENTS

                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.1.      Definitions..................................................1
SECTION 1.2.      Other Definitional Provisions................................4


                                   ARTICLE II
                            ORGANIZATION OF THE TRUST

SECTION 2.1.      Name.........................................................5
SECTION 2.2.      Office.......................................................5
SECTION 2.3.      Purposes and Powers..........................................5
SECTION 2.4.      Appointment of Owner Trustee.................................6
SECTION 2.5.      Initial Capital Contribution of Owner Trust
                        Estate.................................................6
SECTION 2.6.      Declaration of Trust.........................................7
SECTION 2.7.      [RESERVED]...................................................7
SECTION 2.8.      Title to Trust Property......................................7
SECTION 2.9.      Situs of Trust...............................................7
SECTION 2.10.     Representations and Warranties of the
                        Depositor..............................................8
SECTION 2.11.     Federal Income Tax Matters...................................9


                                   ARTICLE III
                  TRUST CERTIFICATES AND TRANSFER OF INTERESTS

SECTION 3.1.      Initial Ownership...........................................10
SECTION 3.2.      The Certificates............................................10
SECTION 3.3.      Authentication of Certificates..............................11
SECTION 3.4.      Registration of Certificates; Transfer and
                        Exchange of Certificates..............................11
SECTION 3.5.      Mutilated, Destroyed, Lost or Stolen
                        Certificates..........................................13
SECTION 3.6.      Persons Deemed Owners.......................................14
SECTION 3.7.      Access to List of Certificateholders' Names
                        and Addresses.........................................15
SECTION 3.8.      Maintenance of Office or Agency.............................15
SECTION 3.9.      Appointment of Paying Agent.................................15
SECTION 3.10.     Book-Entry Certificates.....................................16
SECTION 3.11.     Notices to Clearing Agency..................................17
SECTION 3.12.     Definitive Certificates.....................................17

                                   ARTICLE IV
                            ACTIONS BY OWNER TRUSTEE

SECTION 4.1.      Prior Notice to Certificateholders with
                        Respect to Certain Matters............................19
SECTION 4.2.      Action by Certificateholders with Respect
                        to Certain Matters....................................20
SECTION 4.3.      Action by Certificateholders with Respect
                        to Bankruptcy.........................................20
SECTION 4.4.      Restrictions on Certificateholders' Power...................20
SECTION 4.5.      Majority Control............................................20


                                    ARTICLE V
                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

SECTION 5.1.      Establishment of Certificate Payment
                        Account...............................................21
SECTION 5.2.      Application of Trust Funds..................................21
SECTION 5.3.      Method of Payment...........................................22
SECTION 5.4.      No Segregation of Monies; No Interest.......................22
SECTION 5.5.      Accounting and Reports to the Noteholders,
                        Certificateholders, the Internal
                        Revenue Service and Others............................22
SECTION 5.6.      Signature on Returns; Tax Matters Partner...................23


                                   ARTICLE VI
                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

SECTION 6.1.      General Authority...........................................24
SECTION 6.2.      General Duties..............................................24
SECTION 6.3.      Action upon Instruction.....................................24
SECTION 6.4.      No Duties Except as Specified in this
                        Agreement or in Instructions..........................26
SECTION 6.5.      No Action Except Under Specified Documents
                        or Instructions.......................................26
SECTION 6.6.      Restrictions................................................26


                                   ARTICLE VII
                           REGARDING THE OWNER TRUSTEE

SECTION 7.1.      Acceptance of Trusts and Duties.............................27
SECTION 7.2.      Furnishing of Documents.....................................28
SECTION 7.3.      Representations and Warranties..............................28
SECTION 7.4.      Reliance; Advice of Counsel.................................29
SECTION 7.5.      Not Acting in Individual Capacity...........................30
SECTION 7.6.      Owner Trustee Not Liable for Certificates
                        or Contracts..........................................30
SECTION 7.7.      Owner Trustee May Own Certificates and Notes................30

                                  ARTICLE VIII
                          COMPENSATION OF OWNER TRUSTEE

SECTION 8.1.      Owner Trustee's Fees and Expenses...........................31
SECTION 8.2.      Indemnification.............................................31
SECTION 8.3.      Payments to the Owner Trustee...............................31


                                   ARTICLE IX
                                   TERMINATION

SECTION 9.1.      Termination of Trust Agreement..............................32
SECTION 9.2.      Notification Regarding Bankruptcy of the
                        Depositor.............................................33
SECTION 9.3.      Prepayment of the Certificates..............................33


                                    ARTICLE X
             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

SECTION 10.1.     Eligibility Requirements for Owner Trustee..................35
SECTION 10.2.     Resignation or Removal of Owner Trustee.....................35
SECTION 10.3.     Successor Owner Trustee.....................................36
SECTION 10.4.     Merger or Consolidation of Owner Trustee....................37
SECTION 10.5.     Appointment of Co-Trustee or Separate Trustee...............37


                                   ARTICLE XI
                                  MISCELLANEOUS

SECTION 11.1.     Supplements and Amendments..................................39
SECTION 11.2.     No Legal Title to Owner Trust Estate
                        in Certificateholders.................................41
SECTION 11.3.     Limitation on Rights of Others..............................41
SECTION 11.4.     Notices.....................................................41
SECTION 11.5.     Severability................................................42
SECTION 11.6.     Separate Counterparts.......................................42
SECTION 11.7.     Successors and Assigns......................................42
SECTION 11.8.     Covenants of the Depositor..................................42
SECTION 11.9.     No Petition.................................................42
SECTION 11.10.    No Recourse.................................................43
SECTION 11.11.    Headings....................................................43
SECTION 11.12.    Governing Law...............................................43


                                    EXHIBITS

Exhibit A         Form of Certificate.........................................47
Exhibit B         Form of Certificate of Trust................................55

          TRUST AGREEMENT, dated as of September [__], 1999 (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement"), between CARMAX AUTO RECEIVABLES LLC, a Virginia limited liability company, as depositor (the "Depositor"), and FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as trustee and not in its individual capacity (in such capacity, the "Owner Trustee").

          WHEREAS, the parties hereto intend to create the "CarMax Auto Owner Trust 1999-1" on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Depositor and the Owner Trustee hereby agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

          SECTION 1.1. Definitions. Except as otherwise specified herein or as the context may otherwise require, the following terms shall have the respective meanings set forth below for all purposes of this Agreement.

          "Accountants" shall have the meaning specified in Section 5.5.

          "Book-Entry Certificates" shall mean a beneficial interest in the Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.10.

          "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code section 3801 et seq., as the same may be amended, supplemented or otherwise modified and in effect from time to time.

          "CarMax" shall mean CarMax Auto Superstores, Inc., a Virginia corporation, and its successors and assigns.

          "Certificate" shall mean a physical certificate evidencing the beneficial interest of a Certificateholder in the property of the Trust, substantially in the form of Exhibit A attached hereto. Such certificate shall entitle the Holder thereof to distributions pursuant to this Agreement from collections and other proceeds in respect of the Owner Trust Estate; provided, however, that the Owner Trust Estate has been pledged to the Indenture Trustee to secure payment of the Notes and that the rights of the Certificateholders to receive distributions on the Certificates are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement and the Indenture.

          "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

          "Certificate Owner" shall mean, with respect to any Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Certificate Payment Account" shall have the meaning specified in
Section 5.1.

          "Certificate Register" shall have the meaning specified in Section
3.4.

          "Certificate Registrar" shall have the meaning specified in Section
3.4.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated thereunder.

          "Corporate Trust Office" shall mean the principal office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at date of execution of this Agreement is located at One Rodney Square, 1st Floor, 920 King Street, Wilmington, Delaware 19801-7475,
Attention: Corporate Trust Department, or at such other address as the Owner Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee at the address designated by such successor Owner Trustee by notice to the Certificateholders and the Depositor.

          "Definitive Certificates" shall have the meaning specified in Section 3.10.

          "Depositor" shall mean CarMax Auto Receivables LLC, a Virginia limited liability company, in its capacity as depositor under this Agreement, and its successors.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
          "Expenses" shall have the meaning specified in Section 8.2.

          "Final Payment Date" shall mean the [____________] Payment Date.

          "Holder" or "Certificateholder" shall mean the Person in whose name a Certificate is registered in the Certificate Register.

          "Indemnified Parties" shall have the meaning specified in Section 8.2.

          "Indenture" shall mean the Indenture, dated as of September [__], 1999, between the Trust and Bankers Trust Company, a New York banking corporation, as indenture trustee, as amended, supplemented or otherwise modified and in effect from time to time.

          "Initial Certificate Balance" shall mean $[____________].

          "Owner Trust Estate" shall mean all right, title and interest of the Trust in, to and under the property and rights assigned to the Trust pursuant to
Article II of the Sale and Servicing Agreement.

          "Owner Trustee" shall mean First Union Trust Company, National Association, a national banking association, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee under this Agreement.

          "Paying Agent" shall mean the Owner Trustee or any other Person that meets the eligibility standards for the Owner Trustee specified in Section 10.1 and is authorized by the Owner Trustee to make distributions from the Certificate Payment Account, including payment of principal of or interest on the Certificates, on behalf of the Trust.

          "Plan" shall have the meaning specified in Section 3.4.

          "Prepayment Date" shall mean the Payment Date specified by the Servicer pursuant to Section 9.3(a).

          "Prepayment Price" shall mean, in the case of a prepayment of Certificates pursuant to Section 9.3(a), an amount equal to the Certificate Balance plus accrued but unpaid interest to the date of payment.

          "PTCE 95-60" shall have the meaning specified in Section 3.4.

          "Record Date" shall mean, with respect to any Payment Date or Prepayment Date, the close of business on the Business Day immediately preceding such Payment Date or Prepayment Date; provided, however, that if Definitive Certificates have been issued pursuant to Section 3.12, "Record Date" shall mean, with respect to any Payment Date or Prepayment Date, the last day of the calendar month preceding such Payment Date or Prepayment Date.

          "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of September [__], 1999, by and among the Owner Trustee, the Seller and the Servicer, as amended, supplemented or otherwise modified and in effect from time to time.

          "Secretary of State" shall mean the Secretary of State of the State of Delaware.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Transfer" shall have the meaning specified in Section 3.2.

          "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. All references herein to specific provisions of proposed or temporary Treasury Regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

          "Trust" shall mean the trust established by this Agreement.

          "Void Transfer" shall have the meaning specified in Section 3.2.

          SECTION 1.2. Other Definitional Provisions.

          (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

          (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (c) As used in this Agreement and in any certificate or other documents made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings assigned to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

          (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, Section and Exhibit references contained in this Agreement are references to Articles, Sections and Exhibits in or to this Agreement unless otherwise specified. The term "including" shall mean "including without limitation."

          (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.


                                   ARTICLE II
                            ORGANIZATION OF THE TRUST

          SECTION 2.1. Name. The Trust shall be known as "CarMax Auto Owner Trust 1999-1," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

          SECTION 2.2. Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in the State of Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

          SECTION 2.3. Purposes and Powers. The purpose of the Trust is, and the Trust shall have the power and authority, to engage solely in the following activities:

               (i) to issue the Notes pursuant to the Indenture, and the Certificates pursuant to this Agreement, and to sell the Notes and the Certificates upon the written order of the Depositor;

               (ii) to use the proceeds of the sale of the Notes to fund the Reserve Account, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor pursuant to the Sale and Servicing Agreement;

               (iii) to pay interest on and principal of the Notes and the Certificates.

               (iv) to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate (other than the Certificate Payment Account and the proceeds thereof) to the Indenture Trustee pursuant to the Indenture;

               (v) to enter into and perform its obligations under the Transaction Documents to which it is to be a party;

               (vi) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

               (vii) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Noteholders and the Certificateholders.

          The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Transaction Documents.

          SECTION 2.4. Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein and in the Business Trust Statute.

          SECTION 2.5. Initial Capital Contribution of Owner Trust Estate. As of September [__], 1999, the Depositor sold, assigned, transferred, conveyed and set over to the Owner Trustee the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of such date, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Payment Account. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

          SECTION 2.6. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Transaction Documents. It is the intention of the parties hereto that (i) the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust and (ii) solely for income and franchise tax purposes, the Trust shall be treated (A) if it has one beneficial owner, as a non-entity and (B) if it has more than one beneficial owner, as a partnership, with the assets of the partnership being the Contracts and other assets held by the Trust, the partners of the partnership being the Certificateholders and the Notes constituting indebtedness of the partnership. Unless otherwise required by the appropriate tax authorities, the Trust shall file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust either as a nonentity or as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee has filed the Certificate of Trust with the Secretary of State.

          SECTION 2.7. [RESERVED]

          SECTION 2.8. Title to Trust Property. Legal title to the entirety of the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity, except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

          SECTION 2.9. Situs of Trust. The Trust shall be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than the State of Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in the State of Delaware or the State of New York, and payments will be made by the Trust only from the State of Delaware or the State of New York. The only office of the Trust will be at the Corporate Trust Office in the State of Delaware.

          SECTION 2.10. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:

               (i) the Depositor is duly organized and validly existing as a limited liability company in good standing under the laws of the Commonwealth of Virginia, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

               (ii) the Depositor is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications;

               (iii) the Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms, and the Depositor has full power and authority to sell and assign the property to be sold and assigned to, and deposited with, the Trust, the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary limited liability company action and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary limited liability company action;

               (iv) the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of organization or operating agreement of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound do not result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Transaction Documents) and do not violate any law or, to the knowledge of the Depositor, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties;

               (v) there are no proceedings or investigations pending or, to the knowledge of the Depositor, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement, the Indenture, any of the other Transaction Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Transaction Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or (iv) which might adversely affect the federal income tax attributes, or Applicable Tax State franchise or income tax attributes, of the Notes; and

               (vi) the representations and warranties of the Depositor in
     Section 3.1 of the Purchase Agreement are true and correct.

          SECTION 2.11. Federal Income Tax Matters. The Certificateholders acknowledge that it is their intent and that they understand it is the intent of the Depositor and the Servicer that, for purposes of federal income, state and local income and franchise tax and any other income taxes, the Trust will be treated either as a "nonentity" under Treasury Regulation section 301.7701-3 or as a partnership, and the Certificateholders (including the Depositor) will be treated as partners in that partnership. The Depositor and the Certificateholders by acceptance of a Certificate agree to such treatment and agree to take no action inconsistent with such treatment. For each taxable year (or portion thereof), other than periods in which there is only one Certificateholder:

               (i) amounts paid to the Depositor pursuant to Sections 4.7(a) and 4.7(d) of the Sale and Servicing Agreement for such year (or other period) shall be treated as a guaranteed payment within the meaning of Section 707(c) of the Code; and

               (ii) all remaining net income or net loss, as the case may be, of the Trust for such year (or other period) as determined for federal income tax purposes (and each item of income, gain, credit, loss or deduction entering into the computation thereof) shall be allocated to the Certificateholders pro rata in accordance with the outstanding principal balances of their respective Certificates. The Depositor is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to reflect fairly the economic income, gain or loss to the Depositor or the Certificateholders or as otherwise required by the Code.


                                   ARTICLE III
                  TRUST CERTIFICATES AND TRANSFER OF INTERESTS

          SECTION 3.1. Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Certificates, the Depositor shall be the sole beneficiary of the Trust.

          SECTION 3.2. The Certificates. The Certificates shall be issued in one or more registered, definitive, physical certificates, in the form set forth in Exhibit A, in minimum denominations of at least $1,000 and integral multiples of $1,000 in excess thereof; provided, however, that a single Certificate may be issued in a denomination equal to the Initial Certificate Balance less the aggregate denominations of all other Certificates or a denomination less than $1,000. No Certificate may be sold, transferred, assigned, participated, pledged or otherwise disposed of (any such act, a "Transfer") to any Person except in accordance with the provisions of Section 3.4, and any attempted Transfer in violation of this section or Section 3.4 shall be null and void (each, a "Void Transfer"). Notwithstanding the foregoing, following the delivery to the Owner Trustee of an Opinion of Counsel to the effect that the elimination of restrictions on transfer will not cause the Trust to be taxable as a corporation for federal income tax purposes or for purposes of the tax laws of any Applicable Tax State, this Agreement may be amended to modify or delete transfer restrictions in accordance with such Opinion of Counsel.

          The Certificates may be in printed or typewritten form and shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

          If Transfer of the Certificates is permitted pursuant to this Section
3.2 and Section 3.4, a transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to Section 3.4.

          SECTION 3.3. Authentication of Certificates. Concurrently with the initial sale of the Contracts to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificates, in an aggregate principal amount equal to the Initial Certificate Balance, to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its manager, its president, any vice president, its secretary or its treasurer, without further limited liability company action by the Depositor, in authorized denominations. No Certificate shall entitle its Holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A executed by the Owner Trustee or [____________________], as the Owner Trustee's authenticating agent, by manual signature, which authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          SECTION 3.4. Registration of Certificates; Transfer and Exchange of Certificates.

          (a) The Owner Trustee shall cause to be kept, at the office or agency maintained pursuant to Section 3.8, a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Certificates and the registration of Transfers of Certificates. The Indenture Trustee initially shall be the registrar (the "Certificate Registrar") for the purpose of registering Certificates and Transfers of Certificates as herein provided. Upon any resignation of any Certificate Registrar, the Owner Trustee shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Certificate Registrar.

          (b) No Transfer of a Certificate shall be made unless the Owner Trustee shall have received a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Owner Trustee to the effect that:

               (i) such transferee (A) is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code (a "Plan"), nor a person acting on behalf of a Plan nor using the assets of a Plan to effect such transfer, and (B) is not an insurance company purchasing a Certificate with funds contained in an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") as to which there is a Plan with respect to which the amount of such general account's reserves and liabilities for the contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTCE 95-60) at the date of acquisition; or

               (ii) such transferee is a Plan or is an insurance company purchasing a Certificate with funds contained in an insurance company general account, having delivered to the Owner Trustee and opinion of counsel satisfactory to the Owner Trustee, which opinion of counsel shall not be an expense of either the Owner Trustee or the Trust, addressed to the Owner Trustee, to the effect that the purchase or holding of such Certificate will not result in the assets of the Owner Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Owner Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability; and

               (iii) such transferee understands that any purported Transfer of any Certificate (or any interest therein) in contravention of any of the restrictions and conditions (including any violation of the representations in paragraphs (i) and (ii)) in this Section 3.4 shall be a Void Transfer, and the purported transferee in a Void Transfer shall not be recognized by the Trust or any other Person as a Certificateholder for any purpose.

          Notwithstanding anything else to the contrary herein, any purported Transfer of a Certificate to or on behalf of a Plan or to an insurance company purchasing with funds from a general account not exempt pursuant to PTCE 95-60 without the delivery to the Owner Trustee of an opinion of counsel satisfactory to the Owner Trustee as described in paragraph (ii) above shall be a Void Transfer.

          To the extent permitted under applicable law (including, but not limited to, ERISA), the Owner Trustee shall be under no liability to any Person for any registration of transfer of any Certificate that is in fact not permitted by this Section 3.4(b) or for taking any other action with respect to such Holder under the provisions of this Agreement or the Sale and Servicing Agreement so long as the transfer was registered by the Certificate Registrar or the Owner Trustee in accordance with the foregoing requirements.

          (c) Upon surrender for registration of Transfer of any Certificate at the office or agency of the Owner Trustee to be maintained as provided in
Section 3.8, and upon compliance with any provisions of this Agreement relating to such Transfer, the Owner Trustee shall execute and the Owner Trustee, or [____________________], as the Owner Trustee's authenticating agent, shall authenticate and deliver to the Certificateholder making such surrender, in the name of the designated transferee or transferees, one or more new Certificates in any authorized denomination, of a like aggregate principal amount. Each Certificate presented or surrendered for registration of Transfer or exchange shall be accompanied by a written instrument of transfer and accompanied by IRS Form 4224 or W-9 in form satisfactory to the Owner Trustee and the Certificate Registrar, duly executed by the Certificateholder or his attorney duly authorized in writing. Each Certificate presented or surrendered for registration of Transfer or exchange shall be canceled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice. No service charge shall be made for any registration of Transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Certificates.

          (d) The provisions of this Section 3.4 and of this Agreement generally are intended to prevent the Trust from being characterized as a "publicly traded partnership" within the meaning of Section 7704 of the Code, in reliance on Treasury Regulation sections 1.7704-1(e) and (h).

          SECTION 3.5. Mutilated, Destroyed, Lost or Stolen Certificates.

          (a) If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar and Owner Trustee such security or indemnity as may be required by them to hold each of the Trust, the Certificate Registrar and the Owner Trustee harmless, then, in the absence of notice to the Trust, the Certificate Registrar or the Owner Trustee that such Certificate has been acquired by a protected purchaser, the Owner Trustee shall execute and the Owner Trustee, or [____________________], as the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for, or in lieu of, any such mutilated, destroyed, lost or stolen Certificate, as the case may be, a replacement Certificate, as the case may be, of like tenor and denomination; provided, however, that if any such destroyed, lost or stolen Certificate, but not a mutilated Certificate, shall have become or within seven (7) days of the Owner Trustee's receipt of evidence to its satisfaction of such destruction, loss or theft shall be due and payable, or shall have been called for prepayment in whole pursuant to Section 9.3, instead of issuing a replacement Certificate, the Owner Trustee may pay such destroyed, lost or stolen Certificate when so due or payable or upon the Prepayment Date without surrender thereof. If, after the delivery of such replacement Certificate or payment of a destroyed, lost or stolen Certificate pursuant to the proviso to the preceding sentence, a protected purchaser of the original Certificate in lieu of which such replacement Certificate was issued presents for payment such original Certificate, the Trust and the Owner Trustee shall be entitled to recover such replacement Certificate (or such payment) from the Person to whom such replacement Certificate was delivered or any Person taking such replacement Certificate from such Person to whom such replacement Certificate was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Trust or the Owner Trustee in connection therewith.

          (b) Upon the issuance of any replacement Certificate under this
Section 3.5, the Trust may require the payment by the Holder of such Certificate of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with such issuance and any other reasonable expenses (including the fees and expenses of the Owner Trustee) related thereto.

          (c) Every replacement Certificate issued pursuant to this Section 3.5 in replacement of any mutilated, destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Trust, whether or not the mutilated, destroyed, lost or stolen Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates duly issued hereunder.

          (d) The provisions of this Section 3.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

          SECTION 3.6. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar and any Paying Agent may treat the Person in whose name such Certificate is registered in the Certificate Register (as of the day of determination) as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.2 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

          SECTION 3.7. Access to List of Certificateholders' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer and the Depositor, or to the Indenture Trustee, within fifteen (15) days after receipt by the Owner Trustee of a written request therefor from the Servicer, the Depositor or the Indenture Trustee, as the case may be, a list, in such form as the requesting party may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders or one or more Holders of Certificates evidencing not less than 25% of the Certificate Balance apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

          SECTION 3.8. Maintenance of Office or Agency. The Owner Trustee shall maintain in [the Borough of Manhattan, The City of New York], an office or offices or agency or agencies where Certificates may be surrendered for registration of Transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Transaction Documents may be served. The Owner Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Registrar or any such office or agency.

          SECTION 3.9. Appointment of Paying Agent. The Paying Agent shall make distributions to Certificateholders from the Certificate Payment Account pursuant to Section 5.2 and shall report the amounts of such distributions to the Owner Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Payment Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be [____________________], and any co-paying agent chosen by the Owner Trustee. [____________________] shall be permitted to resign as Paying Agent upon thirty
(30) days' written notice to the Owner Trustee. In the event that [____________________] shall no longer be the Paying Agent, the Owner Trustee, with the consent of the Insurer, shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.1, 7.3 and 8.1 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

          SECTION 3.10. Book-Entry Certificates. The Certificates, upon original issuance, shall be issued as provided in Section 3.2 representing the Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust. The Book-Entry Certificates shall be registered initially on the Certificate Register in the name of Cede & Co. , the nominee of the initial Clearing Agency, and no Certificate Owner thereof shall receive a definitive Certificate representing such Certificate Owner's interest in such Certificate, except as provided in Section 3.12. Unless and until definitive, fully registered Certificates (the "Definitive Certificates") have been issued to such Certificate Owners pursuant to Section 3.12:

               (i) the provisions of this Section 3.10 shall be in full force and effect;

               (ii) the Certificate Registrar and the Owner Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of principal and interest on the Certificates and the giving of instructions or directions hereunder) as the sole Holder of the Certificates, and shall have no obligation to the Certificate Owners;

               (iii) to the extent that the provisions of this Section 3.10 conflict with any other provisions of this Agreement, the provisions of this Section shall control;

               (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Depository Agreement, and, unless and until Definitive Certificates are issued pursuant to Section 3.12, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Certificates to such Clearing Agency Participants; and

               (v) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Certificates evidencing a specified percentage of the Certificate Balance, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Certificates and has delivered such instructions to the Owner Trustee.

          SECTION 3.11. Notices to Clearing Agency. Whenever a notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to such Certificate Owners pursuant to Section 3.12, the Owner Trustee shall give all such notices and communications specified herein to be given to Holders of the Certificates to the Clearing Agency, and shall have no obligation to such Certificate Owners.

          SECTION 3.12. Definitive Certificates. If (i) the Depositor, the Administrator or the Servicer advises the Owner Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Certificates and the Owner Trustee or the Administrator is unable to locate a qualified successor, (ii) the Depositor, at its option, advises the Owner Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Servicing Termination, Certificate Owners of the Book-Entry Certificates representing beneficial interests aggregating not less than 51% of the Certificate Balance advise the Owner Trustee and the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Certificate Owners, then the Clearing Agency shall notify all Certificate Owners and the Owner Trustee of the occurrence of such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Owner Trustee of the typewritten Certificates representing the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions, the Depositor shall execute and the Owner Trustee shall authenticate the Definitive Certificates in accordance with the instructions of the Clearing Agency. None of the Trust, the Certificate Registrar or the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Owner Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders.

                                   ARTICLE IV
                            ACTIONS BY OWNER TRUSTEE

          SECTION 4.1. Prior Notice to Certificateholders with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless (i) at least thirty (30) days before the taking of such action, the Owner Trustee shall have notified the Certificateholders, the Insurer and the Rating Agencies in writing of the proposed action and (ii) the Insurer, if an Insurer Default shall not have occurred and be continuing, and the Holders of Certificates evidencing not less than 51% of the Certificate Balance shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that the Insurer and such Holders have withheld consent or provided alternative direction:

               (i) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought by the Servicer in connection with the collection of the Contracts) and the settlement of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection by the Servicer of the Contracts);

               (ii) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

               (iii) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

               (iv) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interests of the Certificateholders;

               (v) the amendment, change or modification of the Sale and Servicing Agreement or the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially adversely affect the interests of the Certificateholders; or

               (vi) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent for the Notes or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent for the Notes or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

          SECTION 4.2. Action by Certificateholders with Respect to Certain Matters. The Owner Trustee may not, except upon the occurrence of an Event of Servicing Termination subsequent to the payment in full of the Notes and in accordance with the written direction of the Insurer, if an Insurer Default shall not have occurred and be continuing, and the Holders of Certificates evidencing not less than 51% of the Certificate Balance, (i) remove the Servicer pursuant to Article VIII of the Sale and Servicing Agreement, (ii) appoint a successor Servicer pursuant to Article VIII of the Sale and Servicing Agreement,
(iii) remove the Administrator pursuant to Section 9 of the Administration Agreement, (iv) appoint a successor Administrator pursuant to Section 9 of the Administration Agreement or (v) sell the Contracts after the termination of the Indenture, except as expressly provided in the Transaction Documents.

          SECTION 4.3. Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust unless (i) the Notes have been paid in full and
(ii) the Insurer, if an Insurer Default shall not have occurred and be continuing, and each Certificateholder approves of such commencement in advance and delivers to the Owner Trustee a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

          SECTION 4.4. Restrictions on Certificateholders' Power. Neither the Insurer nor the Certificateholders shall direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the other Transaction Documents or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

          SECTION 4.5. Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of Certificates evidencing not less than 51% of the Certificate Balance. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Holders of Certificates evidencing not less than 51% of the Certificate Balance at the time of the delivery of such notice.

                                   ARTICLE V
                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

          SECTION 5.1. Establishment of Certificate Payment Account. Pursuant to
Section 4.1(c) of the Sale and Servicing Agreement, there has been established and there shall be maintained in the name of the Owner Trustee at an Eligible Institution a segregated trust account designated as the Certificate Payment Account (the "Certificate Payment Account"). The Certificate Payment Account shall be held in trust for the benefit of the Certificateholders. Except as expressly provided in Section 3.9, the Certificate Payment Account shall be under the sole dominion and control of the Owner Trustee. All monies deposited from time to time in the Certificate Payment Account pursuant to the Sale and Servicing Agreement or the Indenture shall be applied as provided in this Agreement and the Sale and Servicing Agreement or the Indenture.

          SECTION 5.2. Application of Trust Funds. (a) On each Payment Date, upon receipt of instructions from the Servicer pursuant to Section 4.9 of the Sale and Servicing Agreement, the Owner Trustee shall, or shall cause the Paying Agent to, apply the amount on deposit in the Certificate Payment Account on such Payment Date to make the following distributions in the following order of priority:

               (i) to the Certificateholders, the Total Certificate Interest for such Payment Date; and

               (ii) to the Certificateholders, the Monthly Certificate Principal for that Payment Date.

          If the amount on deposit in the Certificate Payment Account on any Payment Date is less than the amount described in clause (i) or (ii) above for such Payment Date, the Owner Trustee shall pay the available amount to the Holders of each Certificate pro rata based on the outstanding principal amount of such Certificate as of such Payment Date.

          (b) On each Payment Date, the Owner Trustee shall, or shall cause the Paying Agent to, send to each Certificateholder the statement provided to the Owner Trustee by the Servicer pursuant to Section 4.9 of the Sale and Servicing Agreement with respect to such Payment Date.

          (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section 5.2. The Owner Trustee and each Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any such withholding tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Owner Trustee may, in its sole discretion, withhold such amounts in accordance with this Section 5.2. If a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

          SECTION 5.3. Method of Payment. Subject to Section 9.1(c), distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if (i) such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five (5) Business Days prior to such Payment Date, or (ii) such Certificateholder is the Depositor or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution in respect of any Certificate (whether on the Final Payment Date or otherwise) will be payable only upon presentation and surrender of such Certificate at the office or agency maintained for that purpose by the Owner Trustee pursuant to Section 3.8.

          SECTION 5.4. No Segregation of Monies; No Interest. Subject to Sections 5.1 and 5.2, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law, the Indenture or the Sale and Servicing Agreement and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

          SECTION 5.5. Accounting and Reports to the Noteholders, Certificateholders, the Internal Revenue Service and Others. The Owner Trustee shall, based on information provided by the Depositor, (i) maintain (or cause to be maintained) the books of the Trust on the basis of a fiscal year ending February 28 or 29, as applicable, and based on the accrual method of accounting,
(ii) deliver to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable such Certificateholder to prepare its federal and state income tax returns, (iii) file such tax returns relating to the Trust (including a partnership information return, IRS Form 1065) and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal income tax purposes, (iv) cause such tax returns to be signed in the manner required by law and (v) collect or cause to be collected any withholding tax as described in and in accordance with
Section 5.2(c) with respect to income or distributions to Certificateholders. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Contracts. The Owner Trustee shall not make the election provided under Section 754 of the Code.

          The Owner Trustee may satisfy its obligations with respect to this
Section 5.5 by retaining, at the expense of the Depositor, a firm of independent public accountants (the "Accountants") chosen by the Depositor which shall perform the filing obligations of the Owner Trustee hereunder. The Owner Trustee may require the Accountants to provide to the Owner Trustee, on or before [____________], 1999, a letter in form and substance satisfactory to the Owner Trustee as to whether any federal tax withholding on Certificates is then required and, if required, the procedures to be followed with respect thereto to comply with the requirements of the Code. The Accountants shall be required to update such letter in each instance that any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required. The Owner Trustee shall be deemed to have discharged its obligations pursuant to this Section 5.5 upon its retention of the Accountants, and the Owner Trustee shall not have any liability with respect to the default or misconduct of the Accountants.

          SECTION 5.6. Signature on Returns; Tax Matters Partner.

          (a) The Depositor, as general partner for income tax purposes, shall sign, on behalf of the Trust, the tax returns of the Trust.

          (b) The Depositor shall be designated the "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.

                                   ARTICLE VI
                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

          SECTION 6.1. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Transaction Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Trust is to be a party and any amendment or other agreement, in each case in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution thereof and the Depositor's execution of this Agreement, and to direct the Indenture Trustee to authenticate and deliver Notes in the aggregate principal amount of $[____________] (comprised of $[____________] in aggregate principal amount of Class A-1 Notes, $[____________] in aggregate principal amount of Class A-2 Notes, $[____________] in aggregate principal amount of Class A-3 Notes and $[____________] in aggregate principal amount of Class A-4 Notes). In addition to the foregoing, the Owner Trustee is authorized to take all actions required of the Trust pursuant to the Transaction Documents. The Owner Trustee is further authorized from time to time to take such action on behalf of the Trust as is permitted by the Transaction Documents and which the Servicer or the Administrator recommends with respect to the Transaction Documents, except to the extent that this Agreement expressly requires the consent of Certificateholders for such action.

          SECTION 6.2. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Transaction Documents to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, subject to the lien of the Indenture and in accordance with the provisions of this Agreement and the other Transaction Documents. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent the Administrator is required in the Administration Agreement to perform any act or to discharge such duty of the Owner Trustee or the Trust hereunder or under any other Transaction Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

          SECTION 6.3. Action upon Instruction.

          (a) Subject to Article IV, and in accordance with the terms of the Transaction Documents, the Certificateholders may, by written instruction, direct the Owner Trustee in the management of the Trust.

          (b) The Owner Trustee shall not be required to take any action hereunder or under any Transaction Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Transaction Document or is otherwise contrary to law.

          (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Transaction Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Insurer and the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Insurer or the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten
(10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Transaction Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

          (d) In the event the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Insurer and the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Transaction Documents, as it shall deem to be in the best interests of the Certificateholders and shall have no liability to any Person for such action or inaction.

          SECTION 6.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee or the Trust is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3, and no implied duties or obligations shall be read into this Agreement or any other Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any other Transaction Document. The Owner Trustee shall, however, at its own cost and expense, promptly take all action as may be necessary to discharge any lien (other than the lien of the Indenture) on any part of the Owner Trust Estate that results from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

          SECTION 6.5. No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the other Transaction Documents to which the Trust or the Owner Trust is a party and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

          SECTION 6.6. Restrictions. The Owner Trustee shall not take any action
(i) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (ii) that, to the actual knowledge of the Owner Trustee, would (A) affect the treatment of the Notes as indebtedness for federal income or Virginia income or franchise tax purposes, (B) be deemed to cause a taxable exchange of the Notes for federal income or Virginia income or franchise tax purposes or (C) cause the Trust or any portion thereof to be taxable as an association or publicly traded partnership taxable as a corporation for federal income or Virginia income or franchise tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.6.

                                  ARTICLE VII
                           REGARDING THE OWNER TRUSTEE

          SECTION 7.1. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of this Agreement to which the Trust or Owner Trustee is a party and the other Transaction Documents. The Owner Trustee shall not be answerable or accountable hereunder or under any other Transaction Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by the Owner Trustee, in its individual capacity. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

               (i) the Owner Trustee shall not be liable for any error of judgment made in good faith by a responsible officer of the Owner Trustee unless it is proved that the Owner Trustee was negligent in ascertaining the pertinent facts;

               (ii) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken in good faith by it in accordance with the provisions of this Agreement at the instructions of any Certificateholder, the Indenture Trustee, the Depositor, the Administrator or the Servicer;

               (iii) no provision of this Agreement or any other Transaction Document shall require the Owner Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers hereunder or under any other Transaction Document if the Owner Trustee shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

               (iv) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Notes or the Certificates.

               (v) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the other Transaction Documents, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the other Transaction Documents;

               (vi) the Owner Trustee shall not be liable for the default or misconduct of the Servicer, the Administrator, the Depositor or the Indenture Trustee under any of the Transaction Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the other Transaction Documents that are required to be performed by the Administrator under the Administration Agreement, the Servicer under the Sale and Servicing Agreement or the Indenture Trustee under the Indenture; and

               (vii) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Transaction Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or any other Transaction Document shall not be construed as a duty, and the Owner Trustee shall not be answerable other than for its willful misconduct, bad faith or negligence in the performance of any such act.

          SECTION 7.2. Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents.

          SECTION 7.3. Representations and Warranties. The Owner Trustee, in its individual capacity, hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

               (i) it is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

               (ii) it has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf; and

               (iii) neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

          SECTION 7.4. Reliance; Advice of Counsel.

          (a) The Owner Trustee may rely upon, shall be protected in relying upon, and shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Transactions Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any other Transaction Document.

          SECTION 7.5. Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created, First Union Trust Company, National Association, acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any other Transaction Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

          SECTION 7.6. Owner Trustee Not Liable for Certificates or Contracts. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, any other Transaction Document or the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) or the Notes, or of any Contract or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Contract, or the perfection and priority of any security interest created by any Contract in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation, the existence, condition and ownership of any Financed Vehicle, the existence and enforceability of any insurance thereon, the existence and contents of any Contract on any computer or other record thereof, the validity of the assignment of any Contract to the Trust or any intervening assignment, the completeness of any Contract, the performance or enforcement of any Contract, the compliance by the Depositor or the Servicer with any warranty or representation made under any Transaction Document or in any related document, or the accuracy of any such warranty or representation or any action of the Indenture Trustee, the Administrator or the Servicer or any subservicer taken in the name of the Owner Trustee.

          SECTION 7.7. Owner Trustee May Own Certificates and Notes. The Owner Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Servicer, the Administrator and the Indenture Trustee in banking transactions with the same rights as it would have if it were not Owner Trustee.

                                  ARTICLE VIII
                          COMPENSATION OF OWNER TRUSTEE

          SECTION 8.1. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Owner Trustee, and the Owner Trustee shall be reimbursed by the Depositor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

          SECTION 8.2. Indemnification. The Depositor shall be liable as prime obligor for, and shall indemnify the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any other Indemnified Party in any way relating to or arising out of this Agreement, the other Transaction Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder; provided, however, that the Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.1. The Depositor will in no event be entitled to make any claim upon the Trust Property for the payment or reimbursement of any Expenses. The indemnities contained in this Section 8.2 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 8.2, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld.

          SECTION 8.3. Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                   ARTICLE IX
                                   TERMINATION

                  SECTION 9.1.  Termination of Trust Agreement.

          (a) This Agreement (other than the provisions of Article VIII) and the Trust shall terminate and be of no further force or effect (i) upon the payment to the Noteholders, the Certificateholders and the Insurer of all amounts required to be paid to them pursuant to the terms of the Indenture, the Sale and Servicing Agreement, the Insurance Agreement and Article V or (ii) on the Payment Date next succeeding the month which is one year after the maturity or other liquidation of the last Contract and the disposition of any amounts received upon liquidation of any property remaining in the Trust; provided, however, in each case, that the Policy shall have been terminated in accordance with its terms and returned to the Insurer for cancellation. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate or otherwise affect the rights, obligations and liabilities of the parties hereto.

          (b) No Certificateholder shall be entitled to revoke or terminate the Trust.

          (c) Notice of any termination of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five
(5) Business Days of receipt of notice of such termination from the Servicer, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to the Certificateholders amounts distributable on such Payment Date pursuant to
Section 5.2. In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six (6) months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable escheat laws, any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor.

          (d) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

          SECTION 9.2. Notification Regarding Bankruptcy of the Depositor. Promptly after the occurrence of any Insolvency Event with respect to the Depositor, (i) the Depositor shall give the Owner Trustee, the Indenture Trustee and the Insurer written notice of such Insolvency Event, (ii) the Owner Trustee shall, upon receipt of such written notice from the Depositor, give prompt written notice to the Certificateholders and the Indenture Trustee of the occurrence of such event and (iii) the Indenture Trustee shall, upon receipt of such written notice from the Depositor or the Owner Trustee, give prompt written notice to the Noteholders of the occurrence of such event.

          SECTION 9.3. Prepayment of the Certificates.

          (a) The Certificates are subject to prepayment in whole, but not in part, at the direction of the Servicer pursuant to Section 9.1(a) of the Sale and Servicing Agreement, on any Payment Date on which the Servicer exercises its option to purchase the assets of the Trust pursuant to such Section 9.1(a), and the amount paid by the Servicer shall be treated as collections of payments on the Contracts and applied to pay the unpaid principal amount of the Notes plus accrued but unpaid interest thereon and the Certificate Balance plus accrued but unpaid interest thereon. The Owner Trustee shall furnish or cause the Servicer to furnish notice of such prepayment to the Rating Agencies, the Insurer and the Certificateholders. If the Certificates are to be prepaid pursuant to this
Section 9.3(a), the Owner Trustee shall furnish or cause the Servicer to furnish notice of such election to the Owner Trustee not later than twenty (20) days prior to the Prepayment Date and the Trust shall deposit the Prepayment Price in the Certificate Payment Account by 10:00 A.M. (New York City time) on the Prepayment Date, whereupon the Certificates shall be due and payable on the Prepayment Date.

          (b) Notice of prepayment of the Certificates under Section 9.3(a) shall be given by the Owner Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted promptly following receipt of notice from the Trust or the Servicer pursuant to Section 9.3(a), but not later than ten (10) days prior to the applicable Prepayment Date, to each Holder of the Certificates as of the close of business on the Record Date preceding the applicable Prepayment Date, at such Holder's address or facsimile number appearing in the Certificate Register.

          All notices of prepayment shall state:

               (i) the Prepayment Date;

               (ii) the Prepayment Price; and

               (iii) the place where the Certificates are to be surrendered for payment of the Prepayment Price (which shall be the office or agency of the Owner Trustee to be maintained as provided in Section 3.8).

          Notice of prepayment of the Certificates shall be given by the Owner Trustee in the name and at the expense of the Trust. Any failure to give notice of prepayment, or any defect therein, to any Holder of any Certificate shall not, however, impair or affect the validity of the prepayment of any other Certificate.

          (c) The Certificates to be prepaid shall, following notice of prepayment as required by Section 9.3(b), become due and payable on the Prepayment Date at the Prepayment Price and (unless the Trust shall default in the payment of the Prepayment Price) no interest shall accrue on the Prepayment Price for any period after the date to which accrued interest is calculated for purposes of calculating the Prepayment Price. Following payment in full of the Prepayment Price, this Agreement and the Trust shall terminate.

                                   ARTICLE X
             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

          SECTION 10.1. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times (i) be a corporation satisfying the provisions of
Section 3807(a) of the Business Trust Statute, (ii) be authorized to exercise corporate trust powers, (iii) have a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by federal or state authorities and (iv) have (or have a parent that has) a long-term debt rating of investment grade by each of the Rating Agencies or otherwise be acceptable to each of the Rating Agencies. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this
Section 10.1 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 10.1, the Owner Trustee shall resign immediately in the manner and with the effect specified in
Section 10.2.

          SECTION 10.2. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator and the Insurer. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

          If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee (acceptable to the Insurer) by written instrument, in duplicate, one copy of which instrument shall be delivered to the removed Owner Trustee and one copy to the successor Owner Trustee.

          Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to this Section 10.2 shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to
Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to the Certificateholders, the Indenture Trustee, the Noteholders and each of the Rating Agencies.

          SECTION 10.3. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall, upon payment of its fees and expenses, deliver to the successor Owner Trustee all documents, statements and monies held by it under this Agreement, and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

          No successor Owner Trustee shall accept appointment as provided in this Section 10.3 unless, at the time of such acceptance, such successor Owner Trustee shall be eligible pursuant to Section 10.1.

          Any successor Owner Trustee appointed pursuant to this Section 10.3 shall file an amendment to the Certificate of Trust with the Secretary of State reflecting the name and principal place of business of such successor in the State of Delaware.

          Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 10.3, the Administrator shall mail notice of such appointment to all Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator shall fail to mail such notice within ten (10) days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

          SECTION 10.4. Merger or Consolidation of Owner Trustee.

          (a) If the Owner Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Owner Trustee; provided, however, that such corporation or banking association must be otherwise qualified and eligible under Section 10.1. The Owner Trustee shall provide the Rating Agencies with prior written notice of any such transaction.

          (b) If at the time such successor or successors by consolidation, merger or conversion to the Owner Trustee shall succeed to the trusts created by this Agreement any of the Certificates shall have been authenticated but not delivered, any such successor to the Owner Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Certificates so authenticated, and in case at that time any of the Certificates shall not have been authenticated, any such successor to the Owner Trustee may authenticate such Certificates either in the name of any predecessor trustee or in the name of the successor to the Owner Trustee. In all such cases such certificates shall have the full force which the Certificates or this Agreement provide that the certificate of the Owner Trustee shall have.

          SECTION 10.5. Appointment of Co-Trustee or Separate Trustee.

          (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and may execute and deliver an instrument to appoint one or more Persons approved by the Owner Trustee to act as co-trustee or co-trustees, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Owner Trust Estate, or any part thereof, and, subject to the other provisions of this Section 10.5, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee under Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required under Section 10.3.

          (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred or imposed upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee shall not be authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

               (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

               (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

          (d) Any separate trustee or co-trustee may at any time constitute the Owner Trustee its agent or attorney-in-fact with full power and authority, to the extent permitted by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.


                                   ARTICLE XI
                                  MISCELLANEOUS

          SECTION 11.1. Supplements and Amendments.

          (a) This Agreement may be amended from time to time by the Depositor and the Owner Trustee, with prior written notice to the Rating Agencies and the Insurer, without the consent of any of the Noteholders or the Certificateholders and with the consent of the Insurer (if no Insurer Default shall have occurred and be continuing) to cure any ambiguity, to correct or supplement any provision herein that may be inconsistent with any other provision herein or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement; provided, however, that (i) such action shall not, as evidenced by an Opinion of Counsel satisfactory to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder, any Certificateholder or the Insurer and (ii) an Opinion of Counsel shall be furnished to the Owner Trustee and the Indenture Trustee to the effect that such amendment (A) will not materially adversely affect the federal or any Applicable Tax State income or franchise taxation of any outstanding Note or Certificate or any Holder thereof and (B) will not cause the Trust to be taxable as a corporation for federal or any Applicable Tax State income or franchise tax purposes.

          (b) This Agreement may be amended from time to time by the Depositor and the Owner Trustee, with prior written notice to the Rating Agencies and the Insurer, with the consent of the Insurer (if no Insurer Default shall have occurred and be continuing) and with the consent of the Holders (as defined in the Indenture) of Notes evidencing not less than 51% of the Note Balance and the consent of the Holders of Certificates evidencing not less than 51% of the Certificate Balance, for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that, subject to the express rights of the Insurer under the Transaction Documents, no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on the Contracts or distributions that are required to be made on any Note or Certificate, or change any Note Interest Rate, or (ii) reduce the aforesaid percentage of the Note Balance and the Certificate Balance required to consent to any such amendment, without the consent of all the Noteholders and Certificateholders affected thereby or (iii) adversely affect the ratings of any Class of Notes by the Rating Agencies without the consent of the Holders (as defined in the Indenture) of Notes evidencing not less than 66 2/3% of the aggregate principal amount of the then outstanding Notes of such Class; and, provided further, that (i) such action shall not, as evidenced by an Opinion of Counsel satisfactory to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder, any Certificateholder or the Insurer and (ii) an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment (A) will not materially adversely affect the federal or any Applicable Tax State income or franchise taxation of any outstanding Note or Certificate or any Holder thereof and (B) will not cause the Trust to be taxable as a corporation for federal or any Applicable Tax State income or franchise tax purposes.

          (c) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

          (d) It shall not be necessary for the consent of the Certificateholders, the Noteholders or the Indenture Trustee pursuant to this
Section 11.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Transaction Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

          (e) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall file such amendment or cause such amendment to be filed with the Secretary of State.

          (f) The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's own rights, duties, liabilities or immunities under this Agreement or otherwise.

          (g) Prior to the execution of any amendment to this Agreement or any amendment to any other agreement to which the Trust is a party, the Owner Trustee shall be entitled to receive and shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent in this Agreement to the execution and delivery of such amendment have been satisfied.

          SECTION 11.2. No Legal Title to Owner Trust Estate in Certificateholders. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders in and to their beneficial interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

          SECTION 11.3. Limitation on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Administrator, the Certificateholders, the Servicer and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement or in the Certificates, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

          SECTION 11.4. Notices. All demands, notices and other communications under this Agreement shall be in writing, personally delivered, sent by telecopier, overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (i) in the case of the Owner Trustee, at the Corporate Trust Office, (ii) in the case of the Depositor, at the following address: 4900 Cox Road, Glen Allen, Virginia 23060, Attention: Treasury Department, (iii) in the case of the Indenture Trustee, at the Corporate Trust Office (as defined in the Indenture), (iv) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, (v) in the case of Standard & Poor's, at the following address: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 43rd Floor, New York, New York 10041, Attention: Asset Backed Surveillance Department, and (vi) in the case of the Insurer, at the following address: MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management, Structured Finance. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder shall receive such notice.

          SECTION 11.5. Severability. If any provision of this Agreement or the Certificates shall be held for any reason whatsoever invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement and the Certificates shall not in any way be affected or impaired thereby.


          SECTION 11.6. Separate Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts when so executed shall be deemed to be an original, and all of which counterparts shall together constitute but one and the same instrument.

          SECTION 11.7. Successors and Assigns. All covenants and agreements in this Agreement and the Certificates shall be binding upon, and inure to the benefit of, the Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

          SECTION 11.8. Covenants of the Depositor. The Depositor shall not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the other Transaction Documents.

          SECTION 11.9. No Petition. The Owner Trustee (not in its individual capacity but solely as Owner Trustee), by entering into this Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the other Transaction Documents.

          SECTION 11.10. No Recourse. Each Certificateholder, by accepting a Certificate, acknowledges that the Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the other Transaction Documents.

          SECTION 11.11. Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not define or limit any of the terms or provisions hereof.

          SECTION 11.12. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Depositor and the Owner Trustee have caused this Agreement to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.



                                            CARMAX AUTO RECEIVABLES LLC,
                                            as Depositor


                                            By:______________________________
                                               Name:
                                               Title:


                                            FIRST UNION TRUST COMPANY, NATIONAL
                                       ASSOCIATION,
                                            not in its individual capacity but
                                       solely as Owner Trustee


                                            By:______________________________
                                               Name:
                                               Title:

STATE OF               )
                       ) ss. :
COUNTY OF              )

                  The foregoing instrument was acknowledged before me this [____] day of September, 1999, by [____________________], as
[____________________] of CARMAX AUTO RECEIVABLES LLC, a Virginia limited liability company.


                                                ------------------------
                                                Notary Public in and for
                                                the State of [____________]

[SEAL]


My commission expires: [____________]

STATE OF            )
                    ) ss. :
COUNTY OF           )

                  The foregoing instrument was acknowledged before me this [____] day of September, 1999, by [____________________], as
[____________________] of FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as Owner Trustee of CARMAX AUTO OWNER TRUST 1999-1, a Delaware business trust.


                                                     ------------------------
                                                     Notary Public in and for
                                                     the State of [____________]

[SEAL]



My commission expires: [____________]

                                                                       EXHIBIT A

NUMBER                                                        $[               ]
R-[  ]




                      THIS CERTIFICATE IS NOT TRANSFERABLE
                       EXCEPT UNDER THE LIMITED CONDITIONS
                        SPECIFIED IN THE TRUST AGREEMENT

                       SEE REVERSE FOR CERTAIN DEFINITIONS

          THE PRINCIPAL OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE TRUST AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                         CARMAX AUTO OWNER TRUST 1999-1

                            ASSET BACKED CERTIFICATE


evidencing a beneficial interest in the property of the Trust, as defined below, which property includes a pool of retail installment sales contracts secured by new and used motor vehicles sold to CarMax Auto Receivables LLC by CarMax Auto Superstores, Inc. and sold by CarMax Auto Receivables LLC to the Trust. The property of the Trust (other than the Certificate Payment Account and the proceeds thereof) has been pledged to the Indenture Trustee pursuant to the Indenture to secure the payment of the Notes issued thereunder.

(This Certificate does not represent an interest in or obligation of CarMax Auto Superstores, Inc., CarMax Auto Receivables LLC or any of their respective affiliates, except to the extent described below.)

          THIS CERTIFIES THAT [ ] is the registered owner of a [ ] DOLLARS AND
[ ] CENTS nonassessable, fully-paid, beneficial interest in Certificates of CarMax Auto Owner Trust 1999-1 (the "Trust") formed by CarMax Auto Receivables LLC, a Virginia limited liability company (the "Depositor"). The Certificates have an aggregate Initial Certificate Balance of $[ ].

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Certificates referred to in the within-mentioned Trust Agreement.

Dated: [____________], 1999


FIRST UNION TRUST COMPANY,         FIRST UNION TRUST COMPANY,
NATIONAL ASSOCIATION,              NATIONAL ASSOCIATION,
as Owner Trustee              or   as Owner Trustee


By:________________________        By:________________________
   Authorized Officer                 as Authenticating Agent


                                   By:________________________
                                      Authorized Officer


          The Trust was created pursuant to a Trust Agreement, dated as of September [__], 1999 (as amended, supplemented or otherwise modified and in effect from time to time, the "Trust Agreement"), by and between the Depositor and First Union Trust Company, National Association, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement or the Sale and Servicing Agreement, dated as of September [__], 1999 (as amended, supplemented or otherwise modified and in effect from time to time, the "Sale and Servicing Agreement"), by and among the Trust, the Depositor, as seller (in such capacity, the "Seller"), and CarMax Auto Superstores, Inc., as servicer (the "Servicer"), as applicable.

          This Certificate is one of the duly authorized Certificates designated as "Asset Backed Certificates" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes (i) a pool of retail installment sales contracts for new and used motor vehicles and certain rights and obligations thereunder (the "Contracts"); (ii) monies due or received thereunder on or after the related Cutoff Date; (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Contracts and any other interest of the Trust in the Financed Vehicles; (iv) all rights to receive proceeds with respect to the Contracts from claims on any physical damage, theft, credit life or disability insurance policies covering the Financed Vehicles or Obligors; (v) all of the Seller's rights to the Contract Files; (vi) the Trust Accounts, the Certificate Payment Account and the Reserve Account and all amounts, securities, investments in financial assets and other property deposited in or credited to any of the foregoing and all proceeds thereof; (vii) all of the Seller's rights under the Purchase Agreement, including the right of the Seller to cause CarMax Auto Superstores, Inc. to repurchase Contracts from the Seller; (viii) payments and proceeds with respect to the Contracts held by the Servicer; (ix) all property, guarantees and other collateral securing a Contract (other than a Contract repurchased by the Servicer or purchased by the Seller); (x) all rebates of premiums and other amounts relating to insurance policies and other items financed under the Contracts in effect as of the related Cutoff Date; and (xi) all present and future claims, demands, causes of action and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing. THE RIGHTS OF THE TRUST IN THE FOREGOING PROPERTY OF THE TRUST (OTHER THAN THE CERTIFICATE PAYMENT ACCOUNT AND THE PROCEEDS THEREOF) HAVE BEEN PLEDGED TO THE INDENTURE TRUSTEE TO SECURE THE PAYMENT OF THE NOTES.

          Under the Trust Agreement, there will be distributed on the fifteenth day of each month or, if such fifteenth day is not a Business Day, the next Business Day (each, a "Payment Date"), commencing [____________] 15, 1999, to the Person in whose name this Certificate is registered at the close of business on the fourteenth day of such calendar month (the "Record Date") such Certificateholder's percentage interest in the amount to be distributed to Certificateholders on such Payment Date; provided, however, that principal will be distributed to the Certificateholders on each Payment Date (to the extent of funds remaining after the Total Servicing Fee, all required payments on Notes and any required deposit to the Reserve Account have been made on such Payment
Date). Notwithstanding the foregoing, following the occurrence and during the continuation of an Event of Default under the Indenture which has resulted in an acceleration of the Notes or following certain events of insolvency with respect to the Depositor, no distributions of principal or interest will be made on the Certificates until all the Notes have been paid in full.

          THE HOLDER OF THIS CERTIFICATE ACKNOWLEDGES AND AGREES THAT ITS RIGHTS TO RECEIVE DISTRIBUTIONS IN RESPECT OF THIS CERTIFICATE ARE SUBORDINATED TO THE RIGHTS OF THE NOTEHOLDERS AS DESCRIBED IN THE SALE AND SERVICING AGREEMENT, THE INDENTURE AND THE TRUST AGREEMENT.

          It is the intent of the Depositor, the Servicer and the Certificateholders that, for purposes of federal income, state and local income tax and any other income taxes, the Trust will be treated as a partnership and the Certificateholders (including the Depositor) will be treated as partners in that partnership. The Depositor and the other Certificateholders by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as partnership interests in the Trust.

          Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Certificates, the Trust Agreement or any of the other Transaction Documents.

          Distributions on this Certificate will be made as provided in the Trust Agreement by the Owner Trustee or the Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Owner Trustee in [the Borough of Manhattan, The City of New York].

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

          This Certificate shall be construed in accordance with the laws of the State of Delaware, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          In WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                        CARMAX AUTO OWNER TRUST 1999-1

                                        By: FIRST UNION TRUST COMPANY,
                                        NATIONAL ASSOCIATION,
                                        not in its individual capacity but
                                        solely as Owner Trustee


                                        By:________________________________
                                           Authorized Officer

                            [REVERSE OF CERTIFICATE]

          The Certificates do not represent an obligation of, or an interest in, the Depositor, the Servicer, the Administrator, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein, in the Trust Agreement or in the other Transaction Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Contracts (and certain other amounts), all as more specifically set forth herein and in the Sale and Servicing Agreement. A registration statement, which includes each of the Trust Agreement and the Sale and Servicing Agreement as exhibits thereto, has been filed with the Securities and Exchange Commission with respect to the Certificates and to the Notes of the Trust issued concurrently with this Certificate.

          The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the Holders of the Notes and the Holders of the Certificates each voting as a class evidencing not less than a majority of the principal amount of the then outstanding Notes and the Certificate Balance, respectively. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the registration of Transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          This Certificate may be Transferred only under the circumstances described in Section 3.4 of the Trust Agreement. Any attempted Transfer in contravention of the restrictions and conditions of Section 3.4 of the Trust Agreement shall be null and void. As provided in the Trust Agreement, the Transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of Transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in [the Borough of Manhattan, The City of New York], ACCOMPANIED BY THE WRITTEN REPRESENTATIONS REQUIRED BY THE TRUST AGREEMENT and a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is [the Indenture Trustee].

          This Certificate may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

          Except for Certificates issued to the Depositor, the Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and in integral multiples of $1,000 in excess thereof. Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of Transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

          The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

          The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to the Noteholders and the Certificateholders of all amounts required to be paid to them pursuant to the Indenture, the Trust Agreement and the Sale and Servicing Agreement and any remaining assets of the Trust shall be distributed to the Depositor, in its capacity as Depositor. The Servicer of the Contracts may at its option purchase the assets of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Contracts and other property of the Trust will effect early retirement of the Notes and the Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Initial Pool Balance.

          Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                                   ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


____________________________________________________________________ Attorney to
transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:


                                             _________________________________*/
                                                     Signature Guaranteed:


                                             _________________________________*/

*/       NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                       EXHIBIT B

                         [FORM OF CERTIFICATE OF TRUST]

                             CERTIFICATE OF TRUST OF
                         CARMAX AUTO OWNER TRUST 1999-1

          This Certificate of Trust of CARMAX AUTO OWNER TRUST 1999-1 (the "Trust") is being duly executed and filed by the Undersigned as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, section 3801 et seq.) (the "Act").

          1. Name. The name of the business trust formed hereby is CARMAX AUTO OWNER TRUST 1999-1.

          2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is First Union Trust Company, National Association, One Rodney Square, 1st Floor, 920 King Street, Wilmington, Delaware 19801-7475, Attention: Corporate Trust Department.

          3. Effective Date. This Certificate of Trust shall be effective upon filing.

          IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust in accordance with Section 3811 of the Act.

                                                     FIRST UNION TRUST COMPANY,
                                                     NATIONAL ASSOCIATION,
                                                     as trustee

                                                     By:________________________
                                                        Name:
                                                        Title: